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                                                                  Exhibit - 23.1


Consent of PricewaterhouseCoopers LLP



                      CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the use in this Registration Statement on Form S-1 (Post-Effective Amendment No. 1) of our report dated February 13, 1999, relating to the financial statements and financial statement schedule of EarthCare Company, which appear in such Registration Statement.

    We hereby consent to the use in this Registration Statement on Form S-1 (Post-Effective Amendment No. 1) of our report dated January 15, 1999, relating to the financial statements of Ferrero Wastewater Management, Inc., which appear in such Registration Statement.

    We hereby consent to the use in this Registration Statement on Form S-1 (Post-Effective Amendment No. 1) of our report dated January 22, 1999, relating to the financial statements of A Rapid Rooter Sewer & Drain Service, Inc., which appear in such Registration Statement.

    We hereby consent to the use in this Registration Statement on Form S-1 (Post-Effective Amendment No. 1) of our report dated January 27, 1999, relating to the financial statements of Seagraves, Inc. and Grease-Tec, Inc., which appear in such Registration Statement.

    We hereby consent to the use in this Registration Statement on Form S-1 (Post-Effective Amendment No. 1) of our report dated January 14, 1999, relating to the financial statements of RGM Liquid Waste Removal Corporation and Affiliates, which appear in such Registration Statement.

    We hereby consent to the use in this Registration Statement on Form S-1 (Post-Effective Amendment No. 1) of our report dated January 15, 1999, relating to the financial statements of Eldredge Wastewater Management, Inc., which appear in such Registration Statement.

    We hereby consent to the use in this Registration Statement on Form S-1 (Post-Effective Amendment No. 1) of our report dated April 8, 1999, relating to the financial statements of Reifsneider Transportation Inc., which appear in such Registration Statement.

    We also consent to the reference to us under the heading "Independent Public Accountants" in this Registration Statement on Form S-1 (Post-Effective Amendment No. 1).




/s/ PricewaterhouseCoopers LLP




Tulsa, Oklahoma
July 20, 1999